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                                                                   EXHIBIT 10.11

                              SUBLEASE AMENDMENT
                              ------------------

     THIS SUBLEASE AMENDMENT entered into as of this 28th day of August, 2000, by and between Stusser Electric Company, hereinafter referred to as "Sublessor" and Briazz, Inc., hereinafter referred to as "Sublessee" with respect to that certain Sublease dated February 6, 1998, covering Premises commonly known as 3901 Seventh Avenue South, Seattle, Washington, ("Sublease") to which Sublease Sublessor and Sublessee are parties. The premises are situated on that certain parcel located in the city of Seattle, King County Washington and legally described in Exhibit A of the lease agreement:
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                                  WITNESSETH:
                                  -----------

          WHEREAS, the parties wish to amend the Sublease;

          NOW, THEREFORE, the parties agree to the following:
     (1) Notwithstanding anything to the contrary in Paragraph 8 of the Sublease, Briazz, Inc. agrees to the installation of the security fence around the Stusser Electric parking lot at 660 S. Andover Street, Seattle, and the resulting limitation of Briazz, Inc.'s access through said parking lot to the hours of 7:00 A.M. to 5:00 P.M., Monday through Friday, excluding holidays. There will be no holiday access.
     (2) Following construction of said fence, Sublessor will grant Sublessee the exclusive use of eight parking spaces and a small picnic area on the north side of the new fence, as shown on Exhibit A, attached hereto and made a part hereof.

     EXCEPT as hereinabove amended, the parties hereto reaffirm the terms and conditions of the above mentioned Sublease.

     WITNESS the due execution hereof the hereinbelow signed dates.

SUBLESSEE:                              SUBLESSOR:

Briazz, Inc.                            Stusser Electric Company


By:/s/ Victor Alhadeff                  By:/s/ John D. Parish, Treasurer
   ----------------------------            --------------------------------


By:/s/ Bill Vivian                      By:/s/ [illegible], Asst. Secretary
   ----------------------------            --------------------------------

Dated:8/31/00                           Dated:9/8/00
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                   "MAP OF STUSSER ELECTRIC FENCE PROPOSAL"